Exhibit 99.1

ELECTRA AI and Iron Horse Acquisition II Corp. (Nasdaq: IRHO) Report Sustained Commercial and Strategic Momentum Since Announcing Their Proposed $250 Million+ Business Combination Agreement

Growing commercial traction, expanding global partnerships, and continued progress toward the anticipated Nasdaq listing under “AIBR”.

BOSTON, MA, BOCA RATON, Fla. – September 22, 2026 – ELECTRA AI (“ELECTRA”), the AI Brain for Batteries™ platform, and Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (“Iron Horse”) today announced a recap of the milestones achieved since the companies entered into their definitive Business Combination Agreement (the “BCA”) on April 21, 2026 — a transaction valued at $250 million+, including earn-out targets, that is expected to create the world’s first publicly traded pure-play AI Battery Intelligence company, giving public-market investors their first direct exposure to the intelligence layer of the global battery economy.

In the months since signing, ELECTRA has continued to execute against its category-defining thesis: that value in the battery industry is shifting from the cell to the intelligence around it. New deployments span heavy mining fleets, vehicle OEMs, battery-swapping networks, and battery-backed financing, while also accelerating the company’s expansion across Asia, home to the world’s leading battery markets. Partnerships have extended the AI Brain for Batteries™ platform into grid-scale storage, post-quantum cybersecurity, and space, while industry bodies have turned to ELECTRA in defining where batteries win in the AI era. One platform, proving itself across markets — as the companies advance the transaction toward an anticipated closing in the second half of 2026.

Commercial Momentum

●	Mooving selects ELECTRA AI (September 2026). Mooving, a smart battery-swapping network in India, selected EVE-Ai Battery Fleet Analytics to monitor and optimize the battery packs circulating across its network — a business model where cell health directly drives unit economics. Deployment is underway.

●	Omega Seiki Mobility partners with ELECTRA AI (August 2026). Omega Seiki Mobility (OSM), one of India’s leading EV manufacturers and part of the Anglian Omega Group, partnered with ELECTRA to integrate battery health intelligence across its EV ecosystem — real-time monitoring, predictive analytics, and State of Health (SoH) and Remaining Useful Life (RUL) insights that bring battery transparency to customers, financiers, retailers, and fleet operators as India’s used-EV market takes shape.

●	Propel Industries selects ELECTRA AI (July 2026). Propel Industries, India’s leader in crushing, screening and washing equipment for the mining and construction sectors, with 2,900+ installations across 36+ countries, selected EVE-Ai Battery Fleet Analytics to monitor and optimize its growing fleet of electric mining and haulage assets — battery intelligence in one of the toughest environments a battery can face. Deployment is underway.

Ecosystem, Partnerships & Category Leadership

●	Technical collaboration with MinTech on AI-powered BESS risk prediction (August 2026). ELECTRA entered a technical collaboration with MinTech, a KOSDAQ-listed Korean specialist in battery diagnostic and testing technology. MinTech feeds data from its diagnostic and inspection equipment into the AI Brain for Batteries™ platform for real-time state diagnosis, analytics, and risk prediction, moving BESS operators from reacting to failure toward predicting it.

●	Post-quantum cybersecurity partnership with Naoris Quantum Protocol (June 2026). ELECTRA and Naoris Quantum Protocol Inc. paired the AI Brain for Batteries™ platform with a post-quantum, decentralized trust layer — cybersecurity built for AI battery intelligence as frameworks like the EU Battery Passport, NIS2, and UNECE R155 raise the bar for resilience across battery-powered infrastructure.

●	MoU with D-Orbit to bring AI battery intelligence to space (May 2026). ELECTRA and D-Orbit signed an MoU to bring battery intelligence to satellites — onboard real-time intelligence plus fleet analytics across the constellation — extending the AI Brain for Batteries™ platform into aerospace, the most reliability-critical vertical, and bringing the company’s NASA heritage full circle.

●	Volta Foundation AI & Data Center Committee — appointment and paper contribution (April–July 2026). ELECTRA’s Head of Marketing & Communications, Giovanni Rossi, was appointed to the Volta Foundation’s Applied AI & Data Center Infrastructure (AIDC) Committee in April and contributed to its July insights paper, “Where Batteries Can Win in Data Center Applications” — published as AI buildout becomes power-constrained and data centers grow into one of the fastest-expanding battery segments.

●	Strategic Advisory Board established (May 2026). ELECTRA established a Strategic Advisory Board, appointing Carmine Villani — President & CEO of Crown MFO Group, Multifamily Office Equity Partners, and Multifamily Office Investments (combined platforms of over $27 billion deploying capital in alignment with Saudi Arabia’s Vision 2030 and the broader transformation of the GCC economy) — as its first Strategic Advisor to support the company’s scale-up and public-market readiness.

●	Investor engagements. Between May and June, ELECTRA brought the AI Brain for Batteries™ platform to the autonomy ecosystem and to institutional investors on both sides of the Atlantic:

●	XPONENTIAL 2026 (Detroit, May 11–14), the global event for uncrewed and autonomous systems

●	Sidoti’s Micro-Cap Virtual Investor Conference (May 20–21)

●	ROTH’s 16th Annual London Conference (June 16–18)

Brand & Transaction Execution

●	Electra Vehicles became ELECTRA AI (May 2026). The company completed its rebrand — same team, same NASA-spinoff technology, and a name that says what the company does: the AI Brain for Batteries™ platform for grid storage, data centers, robotics, space, and e-mobility.

●	Form S-4 filed with the SEC (May 2026). Iron Horse and ELECTRA filed a registration statement on Form S-4 in connection with the proposed business combination.

●	Updated investor materials released (May & June 2026). The companies released updated investor presentations detailing ELECTRA’s multi-terawatt-hour opportunity pipeline and asset-light, software-driven model across energy storage, data centers, autonomous systems, and e-mobility.

“Signing the Business Combination Agreement was never the destination — it was the starting gun. Since then we’ve added customers across mining, mobility, and energy, extended our platform into grid storage, post-quantum security, and space, and helped define where batteries win in the AI era. Every battery on Earth deserves a brain — and we’re executing, win after win, toward becoming the world’s first publicly traded pure-play AI Battery Intelligence company,” said Fabrizio Martini, CEO and Co-Founder of ELECTRA AI.

“What we are seeing from ELECTRA between signing and closing is exactly what we love to see: commercial traction, category leadership, disciplined execution…this momentum speaks volumes of ELECTRA’s tenacity and drive,” said Jose Antonio Bengochea, CEO and Chairman of Iron Horse Acquisition II Corp.

Transaction Overview

As previously announced on April 21, 2026, ELECTRA and Iron Horse entered into a definitive Business Combination Agreement. The proposed transaction values ELECTRA at an implied equity value of approximately $250 million+, including earn-out targets. The respective boards of directors of both ELECTRA and Iron Horse have unanimously approved the transaction, which is expected to close in the second half of 2026, subject to approval by Iron Horse’s stockholders, registration with the SEC, and other customary closing conditions. Upon closing, the combined company is expected to operate as ELECTRA AI and remain listed on Nasdaq under the ticker symbol “AIBR”.

Cantor Fitzgerald acted as underwriter to Iron Horse in connection with its initial public offering, and Loeb & Loeb LLP is serving as Iron Horse’s legal counsel. Park Avenue Capital Group Corp. and Roth Capital Partners serve as financial advisors to ELECTRA, with Latham & Watkins LLP as ELECTRA’s legal counsel.

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About ELECTRA AI

ELECTRA AI is the leading AI-driven cleantech and B2B software company, accelerating the world’s transition to electrification by unlocking the full potential of battery technology. ELECTRA AI builds the AI Brain for Batteries™ platform, a unified intelligence layer that enables battery systems to be monitored, optimized, and controlled across their full lifecycle. By combining Agentic AI, Physical AI, Physics-informed Battery Modeling with Large Quantitative Models (LQMs), ELECTRA AI transforms batteries from passive hardware into intelligent, adaptive, and increasingly autonomous assets.

ELECTRA AI powers battery intelligence across every major battery-powered sector, including Energy Infrastructure (BESS for grid, renewables, and data centers), autonomous systems (robotics, humanoid, space assets), and e-mobility, helping make electrification safer, more resilient, and more economically productive. ELECTRA AI was co-founded in 2015 by Fabrizio Martini, inspired by work conducted as a Principal Investigator on NASA projects.

ELECTRA AI has entered into a definitive business combination agreement with Iron Horse Acquisition II Corp. (Nasdaq: IRHO). The combined company is expected to list on Nasdaq in the second half of 2026 under the ticker AIBR. More information is available at https://www.electrabrain.ai/investors/.

About Iron Horse Acquisition II Corp.

Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (www.ironhorseacquisition.com) is a special purpose acquisition company co-founded by CEO and Chairman Jose Antonio Bengochea and CFO Bill Caragol. Iron Horse completed its initial public offering in December 2025, raising gross proceeds of approximately $230 million. Iron Horse was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, with a particular focus on companies in the AI, media, and technology sectors.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Iron Horse’s or Electra’s future financial or operating performance. Forward-looking statements in this press release include, without limitation, statements regarding the anticipated capabilities, benefits, and outcomes of the commercial engagements, partnerships, and technical collaborations described herein, including statements regarding expected improvements in battery monitoring, performance, safety, fleet productivity, and financing confidence, as well as statements regarding the proposed business combination and the anticipated Nasdaq listing. These outcomes are subject to successful integration and deployment, technology performance, market conditions, and other factors beyond the parties’ control. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and Electra and their respective management teams, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the BCA; (ii) the outcome of any legal proceedings that may be instituted against Iron Horse, Electra, the combined company, or others following the announcement of the transaction; (iii) the inability to complete the transaction due to the failure to obtain approval of the stockholders of Iron Horse or to satisfy other conditions to closing; (iv) changes to the proposed structure of the transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transaction; (v) the ability to meet Nasdaq’s continued listing standards following the consummation of the transaction; (vi) the risk that the transaction disrupts current plans and operations of Electra as a result of the announcement and consummation of the transaction; (vii) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (viii) costs related to the transaction; (ix) changes in applicable laws or regulations; and (x) the possibility that Electra or the combined company may be adversely affected by other economic, business, and/or competitive factors. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor Electra undertakes any duty to update these forward-looking statements, except as required by law.

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No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Iron Horse and Electra have filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Iron Horse as of a record date to be established for voting on the proposed business combination and other proposals. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Loeb & Loeb LLP.

Participants in the Solicitation

Iron Horse, Electra, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Iron Horse’s stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their direct and indirect interests in the proposed business combination, by security holdings or otherwise are set forth in the proxy statement/prospectus included in the Registration Statement filed with SEC, and is available free of charge at www.sec.gov.

Media Contacts

ELECTRA AI

www.electrabrain.ai

Giovanni Rossi – grossi@electrabrain.ai

IRON HORSE

www.ironhorseacquisition.com

Bill Caragol – bill@ironhorseacquisition.com

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